                                                                    EXHIBIT 99.1


RIG STATUS AS OF 4/25/2002

CERTAIN INFORMATION IN THE TABLE, INCLUDING EXPECTED CONTRACT EXPIRATION DATES, ARE ESTIMATES BASED ON CURRENT ARRANGEMENTS WITH PRIDE'S CUSTOMERS AND CURRENT EXPECTATIONS AS TO THE TIME REQUIRED FOR COMPLETION OF PROJECTS.

                                                             Current Contract
Offshore Fleet                   Design            Area       From       To          Dayrate         Comments
--------------                   ------            ----      ----------------        -------         --------
OWNED UNITS
DRILLSHIPS
Pride Africa                   10,000' WD, DP    W Africa    Oct-99     Jun-05      $163,000
Pride Angola                   10,000' WD, DP    W Africa    May-00     May-05      $162,000
SEMISUBMERSIBLES
Pride Brazil                    5,000' WD, DP     Brazil     Jul-01     Jul-06      $134,000
Pride Carlos Walter             5,000' WD, DP     Brazil     Jun-01     Jun-06      $134,000
Pride North America            5,000' WD, Conv   W Africa    Aug-99     Aug-04      $164,000
Pride North Sea                1,000' WD, Conv     N Sea
Pride South America             4,000' WD, DP     Brazil     Sep-01     Sep-02      $78,000
Pride South Atlantic           1,500' WD, Conv    Brazil     Sep-01     Sep-02      $61,000
Pride South Pacific            5,000' WD, Conv   W Africa
Pride South Seas               1,000' WD, Conv   S Africa    Mar-02     Jun-02      $65,000
Pride Venezuela               1,500' WD , Conv   Venezuela   Feb-02     Feb-03      $79,000
JACKUPS
     International
Pride Cabinda                     300' ILC       W Africa    Aug-00     Aug-05      $36,000
Pride Hawaii                      300' ILC        SE Asia    Nov-01     Aug-03      $63,000
Pride Montana                     270' ILC       Mid-East    Jun-01     Jun-04      $47,000
Pride Ohio                        250' ILC       Mid-East    Apr-02     Mar-04      $40,000
Pride Pennsylvania                300' ILC         India     Apr-01     Apr-03      $33,000
Pride Rotterdam                  225' Accom        N Sea     Apr-02     Sep-02      $35,000
     Gulf of Mexico
Pride Alabama                      200' MC          GOM
Pride Alaska                       250' MC          GOM
Pride Arizona                      250' MS          GOM
Pride Arkansas                     200' MC          GOM
Pride California                   250' MS          GOM
Pride Colorado                     200' MC          GOM
Pride Florida                      200' MC          GOM
Pride Georgia                      250' MS          GOM
Pride Illinois                     225' MS          GOM
Pride Kansas                       250' MC          GOM      Feb-99     Feb-03      $30,000
Pride Kentucky                     250' MS          GOM
Pride Louisiana                    250' MS        Mexico     Apr-02     Jul-06      $33,000
Pride Michigan                     250' MS          GOM
Pride Mississippi                  200' MC          GOM
Pride Missouri                     250' MC          GOM      Feb-02     May-02      $23,000
Pride Nebraska                     200' MC          GOM      Nov-01     May-02      $23,000
Pride Nevada                       200' MC        Mexico     Apr-02     Jul-06      $32,000
Pride New Mexico                   200' MC          GOM      Nov-01     May-02      $18,000
Pride North Dakota                300' ILC          GOM      Apr-02     Jul-02      $22,000
Pride Oklahoma                     250' MS          GOM
Pride South Carolina               200' MC        Mexico     Jul-02     Mar-06      $32,000
Pride Tennessee                   300' ILC          GOM      Apr-02     May-02      $20,000
Pride Texas                        300' MC          GOM      Nov-01     Oct-02      $32,000
Pride Utah                         80' MC           GOM                                         In shipyard for upgrade
Pride West Virginia               300' ILC          GOM      Feb-02     Aug-02      $24,000
Pride Wisconsin                   300' ILS          GOM      Dec-01     May-02      $18,000
Pride Wyoming                      250' MS          GOM

Platform Rigs                     21 Units          GOM      Various   Various     $17,000 *    7 of 21 rigs operating



DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Independent leg cantilever. ILS Independent leg slot. MC Mat-supported cantilever. MS Mat-supported slot.

*  Average for rig class.

** Not applicable.

                         PRIDE INTERNATIONAL RIG STATUS


                                                             Current Contract
Offshore Fleet                   Design            Area       From       To          Dayrate         Comments
--------------                   ------            ----      ----------------        -------         --------
TENDERS
Al Baraka 1                        650' WD       W Africa    Jun-01     Nov-02      $37,000
Alligator                          330' WD       W Africa    Mar-00     Dec-02      $28,000
Barracuda                          330' WD       W Africa    Jun-02     Jun-03      $38,000
Ile De Sein                        330' WD        SE Asia    Jul-00     Jul-02      $31,000
Piranha                            450' WD        SE Asia    Nov-01     Jan-03      $31,000
BARGES
Bintang Kalimantan                 21' WD        W Africa    Sep-01     Sep-03      $30,000
Pride I                            150' WD       Venezuela   Jan-95     Jan-05      $25,000
Pride II                           150' WD       Venezuela   Jan-95     Jan-05      $25,000
MANAGED UNITS
SEMISUBMERSIBLES
Omega                          3000' WD, Conv    S Africa    Nov-01     Jun-02         **       Management fee
Leiv Eiriksson                  8500' WD, DP     W Africa    Jan-02     Jun-03         **       Management fee
Viking                         2625' WD, Conv       GOM
JACKUPS
GP 19                             150' ILC       Venezuela   Dec-00     Dec-02         **       Management fee
GP 20                             150' ILC       Venezuela   Dec-00     Dec-02         **       Management fee


--------------------------------------------------------------------------------
LAND FLEET                               RIG COUNT
COUNTRY                             TOTAL         WORKING           UTILIZATION
--------------------------------------------------------------------------------
ARGENTINA DRILLING                   51             24                   47%
ARGENTINA WORKOVER                   103            73                   71%

BOLIVIA DRILLING                      6              3                   50%
BOLIVIA WORKOVER                      4              2                   50%

COLOMBIA / EQUADOR DRILLING          14             10                   71%
COLOMBIA WORKOVER                     8              5                   63%

VENEZUELA DRILLING                    9              1                   11%
VENEZUELA WORKOVER                   34              6                   18%

OTHER LAND                           16              7                   44%
CHAD PROJECT                          5              3                   60%

TOTAL RIGS                           250            134                  54%


THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE AT www.sec.gov. PRIDE CAUTIONS YOU THAT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THESE STATEMENTS.



DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Independent leg cantilever. ILS Independent leg slot. MC Mat-supported cantilever. MS Mat-supported slot.

*  Average for rig class.

** Not applicable.

PRIDE INTERNATIONAL INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS, EXCEPT EPS)

                                                                                2000
                                                   -----------------------------------------------------------
                                                       1Q             2Q             3Q              4Q
                                                   -----------------------------------------------------------
Revenues                                           $   222,563     $   284,026     $   304,317     $   362,132
Operating Costs                                        142,125         179,301         179,717         221,160
                                                   -----------     -----------     -----------     -----------

     GROSS MARGIN                                       80,438         104,725         124,600         140,972
     GROSS MARGIN %                                       36.1%           36.9%           40.9%           38.9%

Depreciation and Amortization                           38,751          43,983          45,421          46,415
Selling, General and Administrative                     19,761          24,810          24,701          26,256
Merger / Pooling Costs                                      --              --              --              --
                                                   -----------     -----------     -----------     -----------

     EARNINGS FROM OPERATIONS                           21,926          35,932          54,478          68,301

Other Income (Expense)
     Interest (Expense)                                (22,438)        (26,119)        (27,364)        (26,312)
     Interest                                            2,343           2,411           2,567           5,361
     Other Income (Expense)                             (1,048)            615           3,172             916
                                                   -----------     -----------     -----------     -----------

     TOTAL OTHER INCOME (EXPENSE), NET                 (21,143)        (23,093)        (21,625)        (20,035)
                                                   -----------     -----------     -----------     -----------

Earnings before Income Taxes & Minority Interest           783          12,839          32,853          48,266

Income Tax Provision (Benefit)                            (162)          5,390          11,941          17,759
Minority Interest                                        3,060           1,567           4,185           2,000
                                                   -----------     -----------     -----------     -----------

Net Earnings (Loss) before extraordinary gain           (2,115)          5,882          16,727          28,507
                                                   -----------     -----------     -----------     -----------

Extraordinary Gain (Loss)                                   --              --              --              --
                                                   -----------     -----------     -----------     -----------

Net Earnings (Loss)                                $    (2,115)    $     5,882     $    16,727     $    28,507
                                                   ===========     ===========     ===========     ===========

EBITDA                                             $    60,677     $    79,915     $    99,899     $   114,716

EPS before Extraordinary Item
     Basic                                         $     (0.02)    $      0.05     $      0.13     $      0.23
     Diluted                                       $     (0.02)    $      0.05     $      0.13     $      0.22

Weighted Average Shares
     Basic                                             118,636         123,498         124,225         125,746
     Diluted                                           118,636         125,881         127,658         128,034


                                                                                2001
                                                   -----------------------------------------------------------
                                                       1Q             2Q             3Q              4Q
                                                   -----------------------------------------------------------
Revenues                                           $   355,228     $   388,825     $   406,298     $   362,544
Operating Costs                                        205,392         215,314         248,993         232,568
                                                   -----------     -----------     -----------     -----------

     GROSS MARGIN                                      149,836         173,511         157,305         129,976
     GROSS MARGIN %                                       42.2%           44.6%           38.7%           35.9%

Depreciation and Amortization                           48,290          49,423          49,796          51,419
Selling, General and Administrative                     25,323          24,294          26,188          24,504
Merger / Pooling Costs                                      --              --          35,766              --
                                                   -----------     -----------     -----------     -----------

     EARNINGS FROM OPERATIONS                           76,223          99,794          45,555          54,053

Other Income (Expense)
     Interest (Expense)                                (24,391)        (24,535)        (33,011)        (34,848)
     Interest                                            3,893           3,081           2,477           1,697
     Other Income (Expense)                              1,805          (6,601)          2,705         (13,284)
                                                   -----------     -----------     -----------     -----------

     TOTAL OTHER INCOME (EXPENSE), NET                 (18,693)        (28,055)        (27,829)        (46,435)
                                                   -----------     -----------     -----------     -----------

Earnings before Income Taxes & Minority Interest        57,530          71,739          17,726           7,618

Income Tax Provision (Benefit)                          17,553          21,217           9,856             605
Minority Interest                                        4,056           3,810           2,991           4,651
                                                   -----------     -----------     -----------     -----------

Net Earnings (Loss) before extraordinary gain           35,921          46,712           4,879           2,362
                                                   -----------     -----------     -----------     -----------

Extraordinary Gain (Loss)                                   --              --             564             768
                                                   -----------     -----------     -----------     -----------

Net Earnings (Loss)                                $    35,921     $    46,712     $     5,443     $     3,130
                                                   ===========     ===========     ===========     ===========

EBITDA                                             $   124,513     $   149,217     $    95,351     $   105,472

EPS before Extraordinary Item
     Basic                                         $      0.28     $      0.35     $      0.04     $      0.02
     Diluted                                       $      0.26     $      0.32     $      0.04     $      0.02

Weighted Average Shares
     Basic                                             128,674         132,151         132,790         132,829
     Diluted                                           147,213         154,803         133,865         133,717



                                                      2002                ANNUAL TOTALS
                                                   -----------     ---------------------------
                                                       1Q                2000            2001
                                                   -----------     -----------     -----------
Revenues                                           $   282,876     $ 1,173,038     $ 1,512,895
Operating Costs                                        171,717         722,303         902,267
                                                   -----------     -----------     -----------

     GROSS MARGIN                                      111,159         450,735         610,628
     GROSS MARGIN %                                       39.3%           38.4%           40.4%

Depreciation and Amortization                           54,705         174,570         198,928
Selling, General and Administrative                     23,402          95,528         100,309
Merger / Pooling Costs                                      --              --          35,766
                                                   -----------     -----------     -----------

     EARNINGS FROM OPERATIONS                           33,052         180,637         275,625

Other Income (Expense)
     Interest (Expense)                                (31,135)       (102,233)       (116,785)
     Interest                                            1,344          12,682          11,148
     Other Income (Expense)                              3,015           3,655         (15,375)
                                                   -----------     -----------     -----------

     TOTAL OTHER INCOME (EXPENSE), NET                 (26,776)        (85,896)       (121,012)
                                                   -----------     -----------     -----------

Earnings before Income Taxes & Minority Interest         6,276          94,741         154,613

Income Tax Provision (Benefit)                           1,195          34,928          49,231
Minority Interest                                        4,518          10,812          15,508
                                                   -----------     -----------     -----------

Net Earnings (Loss) before extraordinary gain              563          49,001          89,874
                                                   -----------     -----------     -----------

Extraordinary Gain (Loss)                                 (454)             --           1,332
                                                   -----------     -----------     -----------

Net Earnings (Loss)                                $       109     $    49,001     $    91,206
                                                   ===========     -----------     ===========

EBITDA                                             $    87,757     $   355,207     $   474,553

EPS before Extraordinary Item
     Basic                                         $      0.00     $      0.40     $      0.68
     Diluted                                       $      0.00     $      0.39     $      0.63

Weighted Average Shares
     Basic                                             132,863         123,037         131,630
     Diluted                                           133,816         126,663         142,778

PRIDE INTERNATIONAL INC.
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)


                                                                                          2000
                                                                  -----------------------------------------------------
                                                                      1Q            2Q             3Q            4Q
                                                                  -----------   -----------   -----------   -----------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                    $   213,262   $    88,909   $    93,519   $    77,178
     Restricted cash                                                   13,958        35,394        41,086        50,500
     Trade receivables, net                                           162,091       200,917       253,492       284,761
     Parts and supplies                                                39,320        48,587        48,347        54,448
     Deferred income taxes                                                 --            --           500           601
     Prepaid expenses and other current assets                         65,081        83,630        70,629        67,998
                                                                  -----------   -----------   -----------   -----------

          TOTAL CURRENT ASSETS                                        493,712       457,437       507,573       535,486

          NET PROPERTY AND EQUIPMENT                                2,534,316     2,596,817     2,608,677     2,621,365
                                                                  -----------   -----------   -----------   -----------

INVESTMENTS IN AND ADVANCES TO AFFILIATES                              52,012        53,012        54,012        59,420
GOODWILL                                                                3,037        53,949        53,926        51,940
OTHER ASSETS, NET                                                      47,414        53,268        55,346        69,422
                                                                  -----------   -----------   -----------   -----------

          TOTAL OTHER ASSETS                                          102,463       160,229       163,284       180,782
                                                                  -----------   -----------   -----------   -----------

                                                                  $ 3,130,491   $ 3,214,483   $ 3,279,534   $ 3,337,633
                                                                  ===========   ===========   ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                             $    99,529   $   140,978   $   143,704   $   148,246
     Accrued expenses                                                 114,994       116,306       143,477       151,270
     Short-term borrowings                                              8,237        50,275        55,291        22,135
     Current portion of long-term debt                                 53,920        57,989        89,028        85,286
     Current portion of long-term lease obligations                     8,314         8,554         8,526         4,267
                                                                  -----------   -----------   -----------   -----------

          TOTAL CURRENT LIABILITIES                                   284,994       374,102       440,026       411,204
                                                                  -----------   -----------   -----------   -----------

OTHER LONG-TERM LIABILITIES                                            62,656        74,531        74,862        82,639
LONG-TERM DEBT, NET OF CURRENT PORTION                              1,276,417     1,246,768     1,200,313     1,219,638
LONG-TERM LEASE OBLIGATIONS, NET OF CURRENT                            33,682        29,620        28,911        17,682
DEFERRED INCOME TAXES                                                  90,644        95,784        97,929       112,541
MINORITY INTEREST                                                      53,925        55,103        44,739        50,599
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Preferred Stock, $.01 par value; 50,000 shares authorized                  --            --            --            --
Common Stock, $.01 par value; 400,000 shares authorized                 1,232         1,236         1,254         1,263
     Paid-in-capital                                                  992,216       996,954     1,034,651     1,056,206
     Accumulated other comprehensive loss                              (1,122)       (1,344)       (1,607)       (1,102)
     Retained earnings                                                335,847       341,729       358,456       386,963
                                                                  -----------   -----------   -----------   -----------

          TOTAL STOCKHOLDERS' EQUITY                                1,328,173     1,338,575     1,392,754     1,443,330
                                                                  -----------   -----------   -----------   -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $ 3,130,491   $ 3,214,483   $ 3,279,534   $ 3,337,633
                                                                  ===========   ===========   ===========   ===========


                                                                                           2001
                                                                   -----------------------------------------------------
                                                                        1Q           2Q            3Q            4Q
                                                                   -----------   -----------   -----------   -----------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                     $   232,853   $   128,219   $   112,692   $    58,988
     Restricted cash                                                    47,811        52,439        48,368        55,400
     Trade receivables, net                                            304,838       329,583       375,543       333,433
     Parts and supplies                                                 53,876        56,751        58,255        59,720
     Deferred income taxes                                               1,373         1,178         1,289         2,096
     Prepaid expenses and other current assets                          73,186       105,700       116,988       122,503
                                                                   -----------   -----------   -----------   -----------

          TOTAL CURRENT ASSETS                                         713,937       673,870       713,135       632,140

          NET PROPERTY AND EQUIPMENT                                 3,189,121     3,207,435     3,320,512     3,371,159
                                                                   -----------   -----------   -----------   -----------

INVESTMENTS IN AND ADVANCES TO AFFILIATES                               25,130        25,610        26,070        26,524
GOODWILL                                                                51,043        50,097        65,881        64,656
OTHER ASSETS, NET                                                       87,194        90,981        69,695       111,211
                                                                   -----------   -----------   -----------   -----------

          TOTAL OTHER ASSETS                                           163,367       166,688       161,646       202,391
                                                                   -----------   -----------   -----------   -----------

                                                                   $ 4,066,425   $ 4,047,993   $ 4,195,293   $ 4,205,690
                                                                   ===========   ===========   ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                              $   139,375   $   151,599   $   187,437   $   188,686
     Accrued expenses                                                  164,722       167,092       246,146       203,527
     Short-term borrowings                                              39,345        20,590        44,100        42,379
     Current portion of long-term debt                                 143,556        91,286        86,446        99,850
     Current portion of long-term lease obligations                      2,477         2,462         2,517         2,643
                                                                   -----------   -----------   -----------   -----------

          TOTAL CURRENT LIABILITIES                                    489,475       433,029       566,646       537,085
                                                                   -----------   -----------   -----------   -----------

OTHER LONG-TERM LIABILITIES                                             93,720        92,901       104,164       128,293
LONG-TERM DEBT, NET OF CURRENT PORTION                               1,674,832     1,629,671     1,607,737     1,624,888
LONG-TERM LEASE OBLIGATIONS, NET OF CURRENT                             17,007        16,334        15,784        14,997
DEFERRED INCOME TAXES                                                  123,776       128,916       145,554       137,214
MINORITY INTEREST                                                       54,655        58,465        61,461        66,107
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Preferred Stock, $.01 par value; 50,000 shares authorized                   --            --            --            --
Common Stock, $.01 par value; 400,000 shares authorized                  1,310         1,328         1,328         1,328
     Paid-in-capital                                                 1,190,132     1,218,114     1,218,620     1,218,624
     Accumulated other comprehensive loss                               (1,366)         (361)       (1,040)       (1,015)
     Retained earnings                                                 422,884       469,596       475,039       478,169
                                                                   -----------   -----------   -----------   -----------

          TOTAL STOCKHOLDERS' EQUITY                                 1,612,960     1,688,677     1,693,947     1,697,106
                                                                   -----------   -----------   -----------   -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 4,066,425   $ 4,047,993   $ 4,195,293   $ 4,205,690
                                                                   ===========   ===========   ===========   ===========


                                                                      2002            ANNUAL TOTALS
                                                                  -----------   -------------------------
                                                                       1Q          2000          2001
                                                                  -----------   -----------   -----------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                    $   213,887   $    77,178   $    58,988
     Restricted cash                                                   47,166        50,500        55,400
     Trade receivables, net                                           327,536       284,761       333,433
     Parts and supplies                                                65,499        54,448        59,720
     Deferred income taxes                                              1,849           601         2,096
     Prepaid expenses and other current assets                        137,576        67,998       122,503
                                                                  -----------   -----------   -----------

          TOTAL CURRENT ASSETS                                        793,513       535,486       632,140

          NET PROPERTY AND EQUIPMENT                                3,364,826     2,621,365     3,371,159
                                                                  -----------   -----------   -----------

INVESTMENTS IN AND ADVANCES TO AFFILIATES                              26,821        59,420        26,524
GOODWILL                                                               64,656        51,940        64,656
OTHER ASSETS, NET                                                     123,217        69,422       111,211
                                                                  -----------   -----------   -----------

          TOTAL OTHER ASSETS                                          214,694       180,782       202,391
                                                                  -----------   -----------   -----------

                                                                  $ 4,373,033   $ 3,337,633   $ 4,205,690
                                                                  ===========   ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                             $   180,377   $   148,246   $   188,686
     Accrued expenses                                                 203,127       151,270       203,527
     Short-term borrowings                                             30,500        22,135        42,379
     Current portion of long-term debt                                226,098        85,286        99,850
     Current portion of long-term lease obligations                     2,654         4,267         2,643
                                                                  -----------   -----------   -----------

          TOTAL CURRENT LIABILITIES                                   642,756       411,204       537,085
                                                                  -----------   -----------   -----------

OTHER LONG-TERM LIABILITIES                                           133,750        82,639       128,293
LONG-TERM DEBT, NET OF CURRENT PORTION                              1,680,981     1,219,638     1,624,888
LONG-TERM LEASE OBLIGATIONS, NET OF CURRENT                            14,280        17,682        14,997
DEFERRED INCOME TAXES                                                 132,055       112,541       137,214
MINORITY INTEREST                                                      70,625        50,599        66,107
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Preferred Stock, $.01 par value; 50,000 shares authorized                  --            --            --
Common Stock, $.01 par value; 400,000 shares authorized                 1,330         1,263         1,328
     Paid-in-capital                                                1,220,758     1,056,206     1,218,624
     Accumulated other comprehensive loss                              (1,480)       (1,102)       (1,015)
     Retained earnings                                                477,978       386,963       478,169
                                                                  -----------   -----------   -----------

          TOTAL STOCKHOLDERS' EQUITY                                1,698,586     1,443,330     1,697,106
                                                                  -----------   -----------   -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $ 4,373,033   $ 3,337,633   $ 4,205,690
                                                                  ===========   ===========   ===========

PRIDE INTERNATIONAL INC.
CONSOLIDATED FINANCIAL INFORMATION BY OPERATING SEGMENT
(IN THOUSANDS)


                                                   2000                                                2001
                             -----------------------------------------------     -----------------------------------------------
                                1Q           2Q           3Q           4Q           1Q           2Q           3Q           4Q
                             --------     --------     --------     --------     --------     --------     --------     --------
Gulf of Mexico
    Revenue                  $ 56,199     $ 72,901     $ 90,946     $107,322     $120,011     $137,266     $108,219     $ 53,379
    Operating Cost             38,586       44,756       48,329       51,678       56,122       57,308       57,833       43,848
                             --------     --------     --------     --------     --------     --------     --------     --------

    Gross Margin               17,613       28,145       42,617       55,644       63,889       79,958       50,386        9,531

    Days Worked                 2,378        2,662        3,048        3,279        3,253        3,357        2,721        1,711
    Days Available (a)          3,478        3,571        3,732        3,786        3,780        3,822        3,834        3,812

INTERNATIONAL OFFSHORE
    Revenue                  $ 92,711     $100,227     $ 97,988     $104,410     $103,196     $108,287     $139,258     $157,086
    Operating Cost             46,769       52,399       47,907       62,273       56,623       57,628       74,458       74,386
                             --------     --------     --------     --------     --------     --------     --------     --------
    Gross Margin               45,942       47,828       50,081       42,137       46,573       50,659       64,800       82,700

    Days Worked                 1,467        1,296        1,392        1,594        1,580        1,669        2,208        2,173
    Days Available (a)          2,366        2,184        2,208        1,936        1,986        2,104        2,427        2,477

INTERNATIONAL LAND
    Revenue                  $ 73,653     $ 83,042     $ 88,879     $118,887     $100,666     $104,567     $121,783     $116,675
    Operating Cost             56,770       62,038       64,320       85,705       69,966       71,284       87,601       86,726
                             --------     --------     --------     --------     --------     --------     --------     --------
    Gross Margin               16,883       21,004       24,559       33,182       30,700       33,283       34,182       29,949

    Days Worked                10,116       11,214       12,305       13,044       12,399       13,134       13,840       13,003
    Days Available (a)         16,202       15,896       16,315       16,469       16,204       16,587       17,301       17,558

E&P SERVICES
    Revenue                  $     --     $ 27,856     $ 26,504     $ 31,513     $ 31,355     $ 38,705     $ 37,038     $ 35,404
    Operating Cost                  0       20,108       19,161       21,504       22,681       29,094       29,101       27,608
                             --------     --------     --------     --------     --------     --------     --------     --------
    Gross Margin                             7,748        7,343       10,009        8,674        9,611        7,937        7,796

TOTAL PRIDE INTERNATIONAL
    Revenue                  $222,563     $284,026     $304,317     $362,132     $355,228     $388,825     $406,298     $362,544
    Operating Cost            142,125      179,301      179,717      221,160      205,392      215,314      248,993      232,568
                             --------     --------     --------     --------     --------     --------     --------     --------
    Gross Margin               80,438      104,725      124,600      140,972      149,836      173,511      157,305      129,976

    Days Worked                13,961       15,172       16,745       17,917       17,232       18,160       18,769       16,948
    Days Available (a)         22,046       21,651       22,255       22,191       21,970       22,513       23,562       23,847


                              2002           ANNUAL TOTALS
                            --------     -----------------------
                               1Q           2000         2001
                            --------     ----------   ----------
Gulf of Mexico
    Revenue                 $ 32,964     $  327,368   $  418,875
    Operating Cost            29,556        183,349      215,111
                            --------     ----------   ----------

    Gross Margin               3,408        144,019      203,764

    Days Worked                1,381         11,367       11,042
    Days Available (a)         3,780         14,567       15,248

INTERNATIONAL OFFSHORE
    Revenue                 $159,652     $  395,336   $  507,827
    Operating Cost            80,209        209,348      263,095
                            --------     ----------   ----------
    Gross Margin              79,443        185,988      244,732

    Days Worked                2,168          5,749        7,630
    Days Available (a)         2,428          8,694        8,994

INTERNATIONAL LAND
    Revenue                 $ 73,320     $  364,461   $  443,691
    Operating Cost            50,045        268,833      315,577
                            --------     ----------   ----------
    Gross Margin              23,275         95,628      128,114

    Days Worked                9,402         46,679       52,376
    Days Available (a)        16,119         64,882       67,650

E&P SERVICES
    Revenue                 $ 16,940     $   85,873   $  142,502
    Operating Cost            11,907         60,773      108,484
                            --------     ----------   ----------
    Gross Margin               5,033         25,100       34,018

TOTAL PRIDE INTERNATIONAL
    Revenue                 $282,876     $1,173,038   $1,512,895
    Operating Cost           171,717        722,303      902,267
                            --------     ----------   ----------
    Gross Margin             111,159        450,735      610,628

    Days Worked               12,951         63,795       71,109
    Days Available (a)        22,327         88,143       91,892


(a) Days Available: Number of days during the period that a rig or class of rigs are actively marketed to customers or are ready for service with minimal investment or preparation time.

PRIDE INTERNATIONAL INC.
SUPPLEMENTAL OPERATING STATISTICS




                                                         2000                                             2001
                                 --------------------------------------------------   -------------------------------------------
                                    1Q            2Q            3Q            4Q         1Q         2Q         3Q           4Q
                                 --------      --------      --------      --------   --------   --------    --------    --------
GULF OF MEXICO JACKUP RIGS
    Days Worked                     1,718         1,902         2,144         2,272      2,317      2,329       1,893       1,032
    Days Available (a)              2,113         2,183         2,260         2,314      2,340      2,366       2,359       2,392
    Effective Utilization              81%           87%           95%           98%        99%        98%         80%         43%
    Average Revenue per Day      $ 21,527      $ 26,045      $ 30,598      $ 34,656   $ 39,489   $ 44,364    $ 41,996    $ 28,607

GULF OF MEXICO PLATFORM RIGS
    Days Worked                       569           669           812           915        846        937         736         609
    Days Available (a)              1,274         1,297         1,380         1,380      1,350      1,365       1,383       1,350
    Effective Utilization              45%           52%           59%           66%        63%        69%         53%         45%
    Average Revenue per Day      $ 12,607      $ 13,798      $ 15,190      $ 16,648   $ 18,162   $ 19,197    $ 19,769    $ 21,572

LAND DRILLING UNITS
    Days Worked                     3,753         4,384         4,670         5,023      4,439      4,667       5,311       4,968
    Days Available (a)              5,433         5,400         5,796         5,797      5,671      5,849       6,347       6,772
    Effective Utilization              69%           81%           81%           87%        78%        80%         84%         73%
    Average Revenue per Day      $ 11,252      $ 11,532      $ 11,045      $ 15,684   $ 13,018   $ 12,762    $ 13,507    $ 14,251

LAND WORKOVER UNITS
    Days Worked                     6,363         6,830         7,635         8,021      7,960      8,467       8,529       8,035
    Days Available (a)             10,769        10,496        10,519        10,672     10,533     10,738      10,954      10,786
    Effective Utilization              59%           65%           73%           75%        76%        79%         78%         74%
    Average Revenue per Day      $  4,938      $  4,756      $  4,885      $  5,000   $  5,387   $  5,315    $  5,869    $  5,709


                                    2002            ANNUAL TOTALS
                                  --------      ----------------------
                                     1Q           2000          2001
                                  --------      --------      --------
GULF OF MEXICO JACKUP RIGS
    Days Worked                        837         8,036         7,571
    Days Available (a)               2,430         8,870         9,457
    Effective Utilization               34%           91%           80%
    Average Revenue per Day       $ 26,149      $ 28,728      $ 40,132

GULF OF MEXICO PLATFORM RIGS
    Days Worked                        544         2,965         3,128
    Days Available (a)               1,350         5,331         5,448
    Effective Utilization               40%           56%           57%
    Average Revenue per Day       $ 20,362      $ 14,830      $ 19,514

LAND DRILLING UNITS
    Days Worked                      3,138        17,830        19,385
    Days Available (a)               5,862        22,426        24,639
    Effective Utilization               54%           80%           79%
    Average Revenue per Day       $ 14,182      $ 12,515      $ 13,407

LAND WORKOVER UNITS
    Days Worked                      6,264        28,849        32,991
    Days Available (a)              10,257        42,456        43,011
    Effective Utilization               61%           68%           77%
    Average Revenue per Day       $  4,601      $  4,898      $  5,572


(a) Days Available: Number of days during the period that a rig or class of rigs are actively marketed to customers or are ready for service with minimal investment or preparation time.